UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2005

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive offices)	43604 (Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective February 4, 2005, Health Care REIT, Inc. (the “Company”) has designated Paul D. Nungester, Jr., Controller of the Company, as the Company’s Principal Accounting Officer. Mr. Nungester, age 31, joined the Company in March 2001 and has served as Controller since September 2002. From September 2000 until March 2001, Mr. Nungester served as a financial analyst with Mercy Health Partners. Prior to that time, he was an accountant with Ernst & Young LLP.

Michael A. Crabtree, who has served as Treasurer and Principal Accounting Officer of the Company since July 2000, will continue to serve as Treasurer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN

George L. Chapman
Its:	Chairman of the Board and
Chief Executive Officer

Dated: January 28, 2005